CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the references to our firm under the captions "Financial Highlights" for Government Income Fund in the John Hancock Income Funds Prospectus and "Independent Auditors" and "Financial Statements" in the combined John Hancock Government Income Fund and John Hancock High Yield Bond Fund Class A and Class B Shares Statement of Additional Information in Post-Effective Amendment No. 39 to the Registration Statement (Form N-1A, No. 2-66906) dated October 1, 1997.

We also consent to the incorporation by reference therein of our report dated July 11, 1997, with respect to the financial statements and financial highlights of the John Hancock Government Income Fund (one of the portfolios constituting John Hancock Bond Trust).




                                                       /s/ERNST & YOUNG LLP
                                                       ERNST & YOUNG LLP

Boston, Massachusetts
July 30, 1997

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the references to our firm under the captions "Financial Highlights" for High Yield Bond Fund in the John Hancock Income Funds Prospectus and "Independent Auditors" and "Financial Statements" in the combined John Hancock High Yield Bond Fund and John Hancock Government Income Fund Class A and Class B Shares Statement of Additional Information in Post-Effective Amendment No. 39 to the Registration Statement (Form N-1A, No.2-66906) dated October 1, 1997.

We also consent to the incorporation by reference therein of our report dated July 11, 1997, with respect to the financial statements and financial highlights of the John Hancock High Yield Bond Fund (one of the portfolios constituting John Hancock Bond Fund).



                                                       /s/ERNST & YOUNG LLP
                                                       ERNST & YOUNG LLP
Boston, Massachusetts
July 30, 1997

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the references to our firm under the captions "Financial Highlights" for Intermediate Maturity Government Fund in the John Hancock Income Funds Prospectus and "Independent Auditors" and "Financial Statements" in the John Hancock Intermediate Maturity Government Fund Class A and Class B Shares Statement of Additional Information in Post-Effective Amendment No. 39 to the Registration Statement (Form N-1A, No. 2-66906) dated October 1, 1997.

We also consent to the incorporation by reference therein of our report dated July 11, 1997, with respect to the financial statements and financial highlights of the John Hancock Intermediate Maturity Government Fund (one of the portfolios constituting John Hancock Bond Trust).




                                                       /s/ERNST & YOUNG LLP
                                                       ERNST & YOUNG LLP

Boston, Massachusetts
July 30, 1997